SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) August 16, 2017

MACQUARIE INFRASTRUCTURE CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-32384	43-2052503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 West 55th Street New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

(212) 231-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 8, 2017, Macquarie Infrastructure Corporation (“we” or “our”) entered into a registration rights agreement (the “Agreement”) pursuant to which we agreed to register under the Securities Act of 1933, as amended, 1,650,104 shares of our common stock (the “Shares”) that were issued in connection with a previously disclosed acquisition. On the date hereof, we filed a prospectus supplement covering the Shares under our registration statement on Form S-3 (Registration No. 333-210615). In connection with the registration of the Shares, we are filing a legal opinion of White & Case LLP as Exhibit 5.1 to this Form 8-K. A copy of the Agreement was filed as Exhibit 4.1 to our Current Report on Form 8-K filed on August 14, 2017.

Item 9.01.	Other Events.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of White & Case LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE CORPORATION

By:	/s/ James Hooke
Name: James Hooke
Title: Chief Executive Officer

Dated:  August 16, 2017

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of White & Case LLP